STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT - April 24, 2006*
               RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC. FOR

                RiverSource International Aggressive Growth Fund

                    RiverSource International Small Cap Fund

                      RIVERSOURCE MANAGERS SERIES, INC. FOR

                        RiverSource Small Cap Value Fund

                            (March 31, 2006) S-6500 H

For RiverSource Small Cap Value Fund - The information under Table 18 has been revised to delete information regarding Royce & Associates, LLC and Goldman Sachs Asset Management, L.P. and add with information regarding Metropolitan West Capital Management, LLC.

For RiverSource International Aggressive Growth Fund - The information under Table 18 has been revised to delete information regarding American Century Global Investment Management, Inc. and add with information regarding Principal Global Investors, LLC.

For RiverSource International Small Cap Fund - The information under Table 18 has been revised to delete information regarding Wellington Management International Ltd and Templeton Investment Counsel, LLC and add information regarding AIG Global Investment Corp. and Batterymarch Financial Management, Inc.


          Table 18. Subadvisers and Subadvisory Agreement Fee Schedules
-------------------------------------------------------------------------------------------------------------------------
                                                                             Parent
                                                                             Company,
          Fund                             Subadviser name                    if any              Fee schedule

-------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
-------------------------------------------------------------------------------------------------------------------------


Small Cap Value           Barrow, Hanley, Mewhinney & Strauss (BHMS)(a)          A     1.00% on the first $10 million,
                          (effective March 12, 2004)                                          reducing to 0.30% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Donald Smith & Co. Inc. (Donald Smith)(a)             N/A         0.60% on the first $175
                          (effective March 12, 2004)                                     million, reducing to 0.55% as
                                                                                                assets increase
                          -----------------------------------------------------------------------------------------------
                          Franklin Portfolio Associates LLC(a) (Franklin         B          0.60% on the first $100
                          Portfolio Associates) (effective March 12, 2004)               million, reducing to 0.55% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Metropolitan West Capital Management, LLC             N/A           0.50% on all assets
                          (Metropolitan West) (effective April 24, 2006)
-------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
-------------------------------------------------------------------------------------------------------------------------

International             Columbia Wanger Asset Management L.P.                  C          0.70% on the first $100
Aggressive Growth         (Columbia WAM) (effective Sept. 5, 2001)                       million, reducing to 0.50% as
                                                                                                assets increase

                          -----------------------------------------------------------------------------------------------
                          Principal Global Investors, LLC (Principal            N/A    0.55% on the first $100 million
                          Global) (effective April 24, 2006)                              and 0.42% as assets increase

-------------------------------------------------------------------------------------------------------------------------
International Small Cap   AIG Global Investment Corp. (AIGGIC) (effective        E     0.75% on the first $100 million
                          date April 24, 2006)                                            and 0.70% as assets increase

                          -----------------------------------------------------------------------------------------------
                          Batterymarch Financial Management, Inc.                D     0.75% on the first $100 million
                          (Batterymarch) (effective April 24, 2006)                       and 0.70% as assets increase
----------------------------------------------------------------------------------------------------------------------

(a) Based on the combined net assets subject to the subadviser's investment management.

A - BHMS is an independent-operating subsidiary of Old Mutual Asset Management. B - Franklin Portfolio Associates is an indirect wholly-owned subsidiary of Mellon Financial Corporation.
C - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.
D - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc. E - AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc.

For RiverSource Small Cap Value Fund - The information under Table 19 has been revised to add information regarding Metropolitan West Capital Management, LLC.

For RiverSource International Aggressive Growth Fund - The information under Table 19 has been revised to add information regarding Principal Global Investors, LLC.

For RiverSource International Small Cap Fund - The information under Table 19 has been revised to add information on AIG Global Investment Corp. and Batterymarch Financial Management, Inc.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                           Table 19. Subadvisory Fees
 ----------------------------------------------------------------------------------------------------------------------
           Fund                              Subadviser                               Subadvisory fees paid
 ----------------------------------------------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------------------
                                                                                     2005        2004            2003
 ----------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------

 For funds with fiscal period ending May 31

 ----------------------------------------------------------------------------------------------------------------------
 Small Cap Value          Franklin Portfolio Associates                            957,263      134,324           N/A
                          ---------------------------------------------------------------------------------------------

                          BHMS                                                     823,441      126,801           N/A

                          ---------------------------------------------------------------------------------------------
                          Donald Smith                                             992,659      130,862           N/A

                          ---------------------------------------------------------------------------------------------
                          Metropolitan West                                            N/A          N/A           N/A

                          ---------------------------------------------------------------------------------------------
                          Former subadviser: National City Investment                  N/A          N/A       124,993
                          Co. (from August 2002 to August 2003)

                          ---------------------------------------------------------------------------------------------
                          Former subadviser: Third Avenue Management LLC               N/A    1,087,918       947,437
                          (from inception to March 2004)

                          ---------------------------------------------------------------------------------------------
                          Former subadviser: Royce & Associates, LLC             2,287,184    3,103,451     2,373,829
                          (from inception to April 2006)

                          ---------------------------------------------------------------------------------------------
                          Former subadviser: Goldman Sachs Asset                 1,599,715      883,316           N/A
                          Management, L.P.(from Aug. 2002 to April 2006)

 ----------------------------------------------------------------------------------------------------------------------
 For funds with fiscal period ending October 31
 ----------------------------------------------------------------------------------------------------------------------

 International Aggressive Columbia WAM                                             985,095      709,378       422,056
 Growth
                          ---------------------------------------------------------------------------------------------

                          Principal Global                                             N/A          N/A           N/A
                          ---------------------------------------------------------------------------------------------

                          Former subadviser: American Century Global               959,879      542,561       394,806
                          Investment Management (from Jan. 2005 to
                          April 2006)
 ---------------------------------------------------------------------------------------------------------------------

 International Small Cap  AIGGIC                                                       N/A          N/A           N/A
 ---------------------------------------------------------------------------------------------------------------------
                          Batterymarch                                                 N/A          N/A           N/A
                          ---------------------------------------------------------------------------------------------
                          Former subadviser: Templeton Investment                  317,358      200,710        56,399
                          Counsel, LLC (Franklin Templeton) (from Sept.
                          2002 to April 2006)
                          ---------------------------------------------------------------------------------------------
                          Former subadviser: Wellington Management                 331,593      215,256        62,802
                          Company, LLP together with its affiliate
                          Wellington Management International Ltd (from
                          Sept. 2002 to April 2006)
 ----------------------------------------------------------------------------------------------------------------------

For RiverSource Small Cap Value Fund - The information under Table 20 has been revised to delete information regarding Royce & Associates, LLC and Goldman Sachs Asset Management, L.P. and add information regarding Metropolitan West Capital Management, LLC.

For RiverSource International Aggressive Growth Fund - The information under Table 20 has been revised to delete information regarding American Century Global Investment Management, Inc. and add information regarding Principal Global Investors, LLC.

For RiverSource International Small Cap Fund - The information under Table 20 has been revised to delete information regarding Wellington Management International Ltd and Templeton Investment Counsel, LLC and add information regarding AIG Global Investment Corp. and Batterymarch Financial Management, Inc.

Portfolio Managers. For funds other than money market funds, the following table provides information about the funds' portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


                          Table 20. Portfolio Managers
------------------------------------------------------------------------------------------------------------------------------------
                                               Other Accounts Managed (excluding the fund)  Ownership     Potential     Structure of
                                                                                             of Fund      Conflicts    Compensation
     Fund           Portfolio Manager         Number and type    Approximate    Performance   Shares    of Interests
                                                of account     Total Net Assets  Based
                                                                                Accounts(a)
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending May 31
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Value Donald Smith:             2 RICs*            $0.786 billion                     None         (1)          (7)
                Donald G. Smith           1 PIV**            $0.171 billion
                                          23 other accounts  $1.807 billion
                Donald Smith:
                Richard L. Greenberg
                --------------------------------------------------------------------------------------------------------------------
                Franklin Portfolio
                Associates:
                John S. Cone

                Franklin Portfolio        6 RICs* (with 14   $13.5 billion
                Associates:               total portfolios)
                Michael F. Dunn           4 PIVs**           $0.7 billion                       None         (2)          (8)
                                          82 other accounts  $14.3 billion
                Franklin Portfolio
                Associates:
                Oliver E. Buckley

                Franklin Portfolio
                Associates:
                Kristin J. Crawford

                Franklin Portfolio
                Associates:
                Langton Garvin
                --------------------------------------------------------------------------------------------------------------------
                BHMS: James S. McClure    3 RICs*            $392.0 million                     None         (3)          (9)
                                          16 other accounts  $569.8 million
                BHMS: John P. Harloe
                --------------------------------------------------------------------------------------------------------------------
                Metropolitan West:
                Gary W. Lisenbee

                Metropolitan West:        5 RICs*            $1.1 billion                       None         (4)         (10)
                Howard Gleicher, CFA      410 other accounts $3.5 billion

                Metropolitan West:
                David M. Graham

                Metropolitan West:
                Jeffrey Peck

                Metropolitan West:
                Jay Cunningham, CFA
------------------------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending October 31
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
International   Columbia WAM:             1 RIC*             $2.6 billion                       None         (5)         (11)
Aggressive      P. Zachary Egan
Growth
                Columbia WAM:
                Louis J. Mendes

                --------------------------------------------------------------------------------------------------------------------
                Principal Global:         3 RICs*            $1.5 billion                       None         None        (12)
                John Pihlblad             2 other accounts   $437 million

                Principal Global:         1 RIC*             $724.9 million
                Steven Larson
------------------------------------------------------------------------------------------------------------------------------------

                          Table 20. Portfolio Managers
------------------------------------------------------------------------------------------------------------------------------------
                                               Other Accounts Managed (excluding the fund)  Ownership     Potential     Structure of
                                                                                             of Fund      Conflicts    Compensation
     Fund           Portfolio Manager         Number and type    Approximate    Performance   Shares    of Interests
                                                of account     Total Net Assets  Based
                                                                                Accounts(a)
------------------------------------------------------------------------------------------------------------------------------------




International   Hans K. Danielsson        2 RICs*            $369.85 million    2 accounts
Small Cap                                 5 PIVs**           $1.27 billion      ($88.78 million)
                                          3 other accounts   $294.83 million
                --------------------------------------------------------------------------------------------------------------------
                AIGGIC:                   1 RIC*             $272.43 million
                Chantal Brennan           3 PIVs**           $398.50 million


                --------------------------------------------------------------------------------------------------------------------
                AIGGIC:                   1 RIC*             $272.43 million
                Ming Hsu                  7 PIVs**           $99.96 million
                                          2 other accounts   $275.07 million

                --------------------------------------------------------------------------------------------------------------------
                AIGGIC:                   1 RIC*             $272.43 million
                Noriko Umino              1 PIV**            $3.73 million
                                          3 other accounts   $88.79 million
                --------------------------------------------------------------------------------------------------------------------

                Batterymarch:             14 PIVs and**      $2.985 billion
                Thomas Linkas             other accounts


                Batterymarch:
                Charles F. Lovejoy

                Batterymarch:
                Guy Bennett

                Batterymarch:                                                                   None         None        (14)
                Christopher W. Floyd

                Batterymarch:
                Jeremy Knight

                Batterymarch:
                John Vietz
------------------------------------------------------------------------------------------------------------------------------------

 *  RIC refers to a Registered Investment Company
**  PIV refers to a Pooled Investment Vehicle
(a) Number of accounts for which the advisory fee paid is based in part on performance.


 Potential Conflicts of Interest

(1) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

       Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

       Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(2) Portfolio Managers at Franklin Portfolio Associates may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by Small Cap Value Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

       Franklin Portfolio Associates has a fiduciary responsibility to all of the clients for which it manages accounts. Franklin Portfolio Associates seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Franklin Portfolio Associates has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(3) BHMS's portfolio managers manage one or more mutual funds as well as other types of accounts, such as separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations.

       BHMS has a fiduciary responsibility to all of the clients for which it manages accounts. BHMS seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. BHMS has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. All clients are managed identically whether BHMS receives an asset based fee, a performance based fee or a combination of the two. All client accounts are treated equally as all purchases and sales of securities are aggregated.

(4) There are no material conflicts of interest that may arise with respect to the portfolio manager's management of the fund's portfolio and the accounts referenced above.

(5) Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

       The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

          o The most attractive investments could be allocated to higher-fee accounts.

          o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

          o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

          o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

       Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

       A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

       "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM has adopted compliance procedures that provide that any transactions between the funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

       Another potential conflict of interest may arise based on the different investment objectives and strategies of the funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

       A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

       The funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

       Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

       The funds' portfolio managers may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a fund and other accounts. In addition, the funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds.

(6) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.


 Structure of Compensation

(7) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(8) Franklin Portfolio Associates' portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

       Franklin Portfolio Associates feels that the salary component of its compensation structure is competitive with other investment managers. All of our investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

(9) In addition to base salary, all of BHMS's portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on the value that they add to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

       In addition, many BHMS employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in BHMS, and participate in a long-term incentive plan with Old Mutual Asset Management (US), an affiliate of BHMS. Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

(10) Metropolitan West's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, generous benefits and, in some cases, ownership. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan and profit-sharing plan. For those individuals who do not have an ownership interest in the firm, a material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

       Metropolitan West's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over Metropolitan West's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

       Messrs. Lisenbee and Gleicher are owners of Metropolitan West. As such, their compensation consists of a fixed salary and participation in the firm's profits.

(11) As of October 31, 2005, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes also participates in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and is based on Columbia WAM's recent performance. Portfolio manager compensation is variable and is based on both security analysis and portfolio management skill, as reflected through investment performance. Security analysis performance is evaluated based on investment results versus benchmarks of assigned coverage areas, industry and country weighting recommendations, achievement of industry and country weighting change mandates, the attainment of consistency across accounts, the magnitude of assets managed and the number of new investment ideas generated. Portfolio management performance is gauged on the pre-tax total return of each fund as measured against the performance of its benchmark index as well as its Lipper peer group. For portfolio managers that manage multiple funds, the performance of each fund is weighted by asset size so that the performance of a larger fund bears more importance on a portfolio manager's compensation than a smaller fund.

       Other factors used to determine portfolio manager compensation include the manager's business building efforts and governance and citizenship. The same factors and approach are applied to a portfolio manager's management of a separate account. Further, salary and bonus amounts were also impacted by Columbia WAM's income growth, revenue growth and growth of assets under management. Base salary amounts are determined according to multiple year performance, whereas bonus amounts are determined largely according to the manager's current year performance.

       A portion of Mr. Egan's compensation is also based on his responsibilities as the director of international research at Columbia WAM.

(12) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

       o Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

       o Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

       o Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.

       As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.

(13) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(14) Compensation for Batterymarch investment professionals includes: competitive base salaries; individual performance-based bonuses (based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes); corporate profit-sharing; and a non-qualified deferred compensation plan (this plan has a three-year cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for the full three-year period after the initial award).

       Our compensation structure is highly competitive by current industry standards in terms of base salary and incentive compensation. This is based upon an annual industry-wide survey, to which Batterymarch subscribes, conducted by McLagan Partners.

       A key component at Batterymarch in attracting and retaining key professionals is an environment which promotes continuous learning and sharing. All investment professionals have specific geographic coverage and sector responsibilities and each has responsibility for the success of investment models in these areas. We believe that this concept of "ownership" has contributed significantly to our ability to attract and retain investment professionals.

























S-6500-4 A (4/06)
Valid until next update
*Destroy May 30, 2006